PNC Funds, Inc.

Capital Opportunities Fund

International Equity Fund

Diversified Real Estate Fund

Limited Maturity Bond Fund

Total Return Bond Fund

Maryland Tax-Exempt Bond Fund

Tax-Exempt Limited Maturity Bond Fund

National Tax-Exempt Bond Fund

Supplement dated September 22, 2009

to the

Equity & Fixed Income Funds Class A and C Shares Prospectus and Equity & Fixed

Income Funds Institutional Prospectus dated September 30, 2008

THIS SUPPLEMENT REPLACES THE PRIOR SUPPLEMENT DATED SEPTEMBER 22, 2009 AND CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On September 22, 2009 the Board of the Directors of PNC Funds, Inc. approved a plan of liquidation for the Diversified Real Estate Fund. In accordance with the plan, it is anticipated that all of the classes of the Fund will be liquidated on or about November 27, 2009 and all remaining assets will be distributed to shareholders on or about November 27, 2009.

Effective as of the close of business on September 22, 2009 the Class A, Class C and Institutional Shares of the Diversified Real Estate Fund will no longer be offered to investors.